UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : October 27, 2003

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2003, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2003-BC1)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-103927-02              13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LLP, as servicer, and JPMorgan Chase Bank, as trustee.

   On October 27, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 27, 2003 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-BC1
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: October 29, 2003             By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 27, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 27, 2003




                 Specialty Underwirting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2003-BC1
                                Statement to Certificate Holders
                                      October 27, 2003

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A        204,350,000.00    183,783,996.15    8,376,474.95    237,824.21    8,614,299.16     0.00         0.00      175,407,521.20
M1        15,860,000.00     15,860,000.00            0.00     26,989.82       26,989.82     0.00         0.00       15,860,000.00
M2        12,810,000.00     12,810,000.00            0.00     32,585.66       32,585.66     0.00         0.00       12,810,000.00
B1         7,320,000.00      7,320,000.00            0.00     21,864.35       21,864.35     0.00         0.00        7,320,000.00
B2         3,660,000.00      3,660,000.00            0.00     10,932.17       10,932.17     0.00         0.00        3,660,000.00
R                100.00              0.00            0.00          0.00            0.00     0.00         0.00                0.00
P                  0.00              0.00            0.00    180,061.27      180,061.27     0.00         0.00                0.00
C                  0.00              0.00            0.00          0.00            0.00     0.00         0.00                0.00
TOTALS   244,000,100.00    223,433,996.15    8,376,474.95    510,257.48    8,886,732.43     0.00         0.00      215,057,521.20

S        244,000,100.00    223,433,996.15            0.00     37,626.89       37,626.89        0.00         0.00   215,057,521.20
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A       84751PAA 7       899.35892415    40.99082432    1.16380822    42.15463254          858.36809983         A       1.460000 %
M1      84751PAC3      1,000.00000000     0.00000000    1.70175410     1.70175410        1,000.00000000         M1      1.920000 %
M2      84751PAD1      1,000.00000000     0.00000000    2.54376737     2.54376737        1,000.00000000         M2      2.870000 %
B1      84751PAE9      1,000.00000000     0.00000000    2.98693306     2.98693306        1,000.00000000         B1      3.370000 %
B2      84751PAF6      1,000.00000000     0.00000000    2.98693169     2.98693169        1,000.00000000         B2      3.370000 %
R       84751PAG4          0.00000000     0.00000000    0.00000000     0.00000000            0.00000000         R       1.460000 %
TOTALS                   915.71272368    34.32980130    2.09121832    36.42101962          881.38292238

S       84751PAB5        915.71272368     0.00000000    0.15420850     0.15420850          881.38292238         S       0.190000 %
--------------------------------------------------------------------------------------------------------- --------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                              Rebekah S. Pappachen
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                               Tel: (212) 623-4469
                               Fax: 212) 623-5858
                       Email: rebekah.pappachen@chase.com

Section 4.05(a)(i)        Scheduled Principal                                                               182,523.40
                          Principal Prepayments                                                           7,201,515.82
                          Repurchased Principal                                                                   0.00
                          Extra Principal Distribution Amount                                               992,435.73
                          Prepayment Penalties                                                              180,061.27

Section 4.05(a)(v)        Total Beginning Number of Loans                                                        1,546
                          Total Ending Number of Loans                                                           1,502
                          Total Ending Collateral Balance                                               216,049,957.61

Section 4.05(a)           O/C Amount                                                                        992,436.41
                          Targeted O/C Amount                                                             4,148,001.71
                          O/C Deficiency Amount                                                           4,148,001.71
                          O/C Release Amount                                                                      0.00
                          Monthly Excess Interest                                                           992,435.73
                          Monthly Excess Cash Flow Amount                                                   992,435.73

Section 4.05(a)(vi)       Servicing Fee                                                                      92,930.68

Section 4.05(a)(viii)     Current Advances                                                                  491,426.05

Section 4.05(a)(ix)       Cumulative Realized Loss Amount                                                         0.00

Section 4.05(a)(ix)       Cumulative Class A Applied Realized Loss Amount                                         0.00
                          Cumulative Class M1 Applied Realized Loss Amount                                        0.00
                          Cumulative Class M2 Applied Realized Loss Amount                                        0.00
                          Cumulative Class B1 Applied Realized Loss Amount                                        0.00
                          Cumulative Class B2 Applied Realized Loss Amount                                        0.00
Section 4.05(a)(x)        Current Realized Loss Amount                                                            0.00

Section 4.05(a)(x)        Current Class A Applied Realized Loss Amount                                            0.00
                          Current Class M1 Applied Realized Loss Amount                                           0.00
                          Current Class M2 Applied Realized Loss Amount                                           0.00
                          Current Class B1 Applied Realized Loss Amount                                           0.00
                          Current Class B2 Applied Realized Loss Amount                                           0.00

Section 4.05(a)(xi)       Loans Delinquent
                                                 Group 1
                                                                                           Principal
                                                Category               Number               Balance               Percentage
                                                1 Month                         49            6,451,510.12                  2.99 %
                                                2 Month                          8            1,615,160.26                  0.75 %
                                                3 Month                         39            4,537,615.04                  2.10 %
                                                 Total                          96           12,604,285.42                  5.84 %

                                                Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                             Loans in Foreclosure
                                                 Group 1
                                                                       Principal
                                                 Number                Balance               Percentage
                                                          16             1,909,699.89                 0.88 %

Section 4.05(a)(xi)                             Loans in Bankruptcy
                                                 Group 1
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           6               566,279.81                 0.26 %

Section 4.05(a)(xiii)                           Loans in REO
                                                 Group 1
                                                                       Principal
                                                 Number                Balance               Percentage
                                                           4               248,249.93                 0.11 %

Section 4.05(a)(xv)       Trigger Event Occurrence                                                                              NO

                          Rolling 3 Month Prior Delinquency Percentage                                                    2.5891 %

                          Cumulative Realized Losses as a Percentage of Original Collateral Balance                       0.0000 %

Section 4.05(a)(xvi)      Class A Interest Carryforward Amount                                                                0.00
                          Class S Interest Carryforward Amount                                                                0.00
                          Class M1 Interest Carryforward Amount                                                               0.00
                          Class M2 Interest Carryforward Amount                                                               0.00
                          Class B1 Interest Carryforward Amount                                                               0.00
                          Class B2 Interest Carryforward Amount                                                               0.00
                          Class R Interest Carryforward Amount                                                                0.00

Section 4.05(a)(xvii)     Class A Interest Carryover Amount Paid                                                              0.00
                          Class S Interest Carryover Amount Paid                                                              0.00
                          Class M1 Interest Carryover Amount Paid                                                             0.00
                          Class M2 Interest Carryover Amount Paid                                                             0.00
                          Class B1 Interest Carryover Amount Paid                                                             0.00
                          Class B2 Interest Carryover Amount Paid                                                             0.00
                          Class R Interest Carryover Amount Paid                                                              0.00

Section 4.05(a)(xviii)    Repurchased Principal                                                                               0.00

Section 4.05(a)(xx)       Credit Risk Manager Fee Paid                                                                    2,792.92

Section 4.05(a)           Weighted Average Mortgage Rate for All Loans                                                      7.84 %
                          Weighted Average Term to Maturity                                                                    342

Section 4.05(a)           Total Class Interest Accrual Relief Act Reduction                                               1,061.87
                          Class A Interest Accrual Relief Act Reduction                                                     686.58
                          Class S Interest Accrual Relief Act Reduction                                                     108.63
                          Class M1 Interest Accrual Relief Act Reduction                                                     77.92
                          Class M2 Interest Accrual Relief Act Reduction                                                     94.07
                          Class B1 Interest Accrual Relief Act Reduction                                                     63.12
                          Class B2 Interest Accrual Relief Act Reduction                                                     31.56
                          Class R Interest Accrual Relief Act Reduction                                                       0.00

Section 4.05(a)           Net Prepayment Interest Shortfalls                                                                  0.00
                          Class A Interest Accrual Prepayment Interest Shortfall Reduction                                    0.00
                          Class S Interest Accrual Prepayment Interest Shortfall Reduction                                    0.00
                          Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                          Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                          Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                          Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                          Class R Interest Accrual Prepayment Interest Shortfall Reduction                                    0.00


Section 4.05(a)           Class A Libor Carryover Amount                                                                      0.00
                          Class A Unpaid Libor Carryover Amount                                                               0.00
                          Class M1 Libor Carryover Amount                                                                     0.00
                          Class M1 Unpaid Libor Carryover Amount                                                              0.00
                          Class M2 Libor Carryover Amount                                                                     0.00
                          Class M2 Unpaid Libor Carryover Amount                                                              0.00
                          Class B1 Libor Carryover Amount                                                                     0.00
                          Class B1 Unpaid Libor Carryover Amount                                                              0.00
                          Class B2 Libor Carryover Amount                                                                     0.00
                          Class B2 Unpaid Libor Carryover Amount                                                              0.00
                          Class R Libor Carryover Amount                                                                      0.00
                          Class R Unpaid Libor Carryover Amount                                                               0.00

Section 4.05(a)           Available Funds                                                                             8,744,298.06
                          Interest Remittance Amount                                                                  1,360,258.84
                          Principal Remittance Amount                                                                 7,384,039.22

Sec 4.06(ii) Class C Distributable Amount                                                                                     0.00

Interest Earnings on Certificate Account Paid to Seller                                                                     444.67

                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.